Statutory Reserves and Restricted Net Assets	12 Months Ended
Dec. 31, 2025
Statutory Reserves and Restricted Net Assets [Abstract]
Statutory reserves and restricted net assets

Note 15 – Statutory reserves and restricted net assets

As a result of the PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Company. Amounts restricted include paid-in capital, additional paid-in capital, and the statutory reserves of the Company’s PRC subsidiaries.

	As of December 31	As of December 31,
	2025	2024
PRC entities
Paid-in capital	$101,788,546	$82,393,866
Additional paid-in capital	135,785,296	137,736,852
Statutory reserves	10,126,724	10,848,816
Total restricted net assets	$247,700,566	$230,979,534

As of December 31, 2025 and 2024, total restricted net assets were US$247,700,566 and US$$230,979,534, respectively.